Exhibit 12.2

Certification by the Principal Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Zijin Li, certify that:

1.   I have reviewed this Amendment No. 1 to the annual report on Form 20-F of Fang Holdings Limited; and

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 10, 2020

	By:	/s/ Zijin Li
Name: Zijin Li
Title: Acting Chief Financial Officer